Healthcare Realty and Healthcare Trust of America June 6, 2022 Strategic Business Combination

Colorado Springs, Colorado San Francisco, California Miami, Florida Chicago, IllinoisMilwaukee, Wisconsin

3 Transaction Overview • Led by Todd Meredith, President and CEO, and Kris Douglas, CFO • Operated under the Healthcare Realty (NYSE: HR) name • 13-member Board (9 from HR) led by HR Chairman, Knox Singleton MANAGEMENT & GOVERNANCE • $33-$36 million of total G&A savings and operational upside from scaled platform • Expected to be accretive to results per share with full realization of expected synergies • Combined company to maintain HR's current dividend RESULTS & DIV IDEND • Combined company equity value of $11.2 billion and total enterprise value of $17.3 billion • Share exchange ratio of 1:1 and a special cash dividend of $4.82 per share to HTA shareholders TRANSACTION VALUE JOINT VENTURE & ASSET SALES • Expect to transact with multiple JV partners and asset purchasers to generate proceeds of up to $1.6 billion at a weighted average cap rate of around 4.8%. • Initial transactions expected to close on or around the expected merger closing date • Proceeds will fund the $1.1 billion HTA special cash dividend • Excess proceeds applied to accretive acquisition, re/development funding, and opportunistic share repurchase NEW CREDIT FACILITIES • $1.5 billion revolving credit facility and $1.5 billion of term loans • Additional $1.1 billion term loan to replace the transaction bridge loan commitment • Syndicate of 25 banks, led by Wells Fargo, JP Morgan, and Citi TRANSACTION TIMING • June 10 - HR and HTA record date • July 15 - HR and HTA special meetings • July 20 - Expected merger closing Healthcare Realty and Healthcare Trust of America enter into a $17 billion strategic combination, creating a preeminent medical office building REIT

4 Transaction Sources and Uses CURRENT: PHASE 1 • Before or around closing • $1.6 billion of proceeds • $1.1 billion of HTA special dividend • $500 million of excess proceeds - Growth capital - Opportunistic share repurchase SOURCES ($ in Billions) Equity exchange(1) $7.2 HTA senior unsecured notes 2.6 Joint venture / asset sale proceeds 1.6 New bank debt 0.7 TOTAL $12.1 USES ($ in Billions) Equity exchange(1) $7.2 HTA senior unsecured notes 2.6 Special cash dividend ($4.82 per share) 1.1 HR revolver balance and transaction costs 0.7 Future growth capital / share repurchase 0.5 TOTAL $12.1 NEXT: PHASE 2 • Post closing • $500 million of proceeds - Growth capital - Opportunistic share repurchase JV AND ASSET SALES (1) Reflects HTA closing price on February 24, 2022

5 Accretion Bridge (1) 2023 weighted average share count assumed to be approximately 159 million for HR Standalone and approximately 406 million for New HR, consistant with the proxy filed on May 2, 2022. (2) Based on $1.12 billion assumed proceeds for the special dividend. NOI loss on assets contributed or sold at approximately 4.8% cap rate and assumes 12.5% maintenance capital / NOI for purposes of calculating FAD. (3) Based on midpoint of 2023E total G&A savings of $38 million, adjusted for approximately $8 million non-cash compensation expense. $390M $230M $30M $45 - $50M JV ASSET SALES $600 - $605M + =- +HR 2023E FAD HTA 2023E FAD JV / ASSET SALES (2) CASH G&A SYNERGIES (3) NEW HR 2023E FAD +/- 2.0% ACCRETION ON 2023E FAD PER SHARE Using original transaction assumptions, Healthcare Realty anticipates achieving approximately 2.0% accretion on 2023 FAD per share. Excludes additional accretion potential from occupancy gains, rent growth, and accelerated external investment. $1.48 - $1.49 per share(1) $1.45 per share(1)

6 Creates preeminent MOB owner with enhanced scale, growth and financial benefits to drive shareholder value Strategic Rationale SCALE: • 727 properties, 44 million SF • 42 million SF of MOBs, 2x size of next largest MOB portfolio • ~60% of SF in 14 markets with 1M+ SF owned • ~80% of SF in 26 markets with 500K+ SF owned GROWTH: • Operational efficiency and occupancy upside with in-house leasing and property management • Broadens relationships with 57 of the Top 100 Health systems • Embedded development pipeline of $2 billion + FINANCIAL BENEFITS: • $33-36 million of total G&A savings – expect to achieve 100% within 12 months • Strengthens financial profile with well-laddered debt maturities • Increased liquidity, higher index weightings, and reduced borrowing costs over time

7 Population Density32) and Growth(3) 807K 496K 818K 630K 679K 5.0% 4.1% 5.3% 3.7% 4.7% 94 73 90 80 87 Exposure to Top 100 MSAs % OF GLA 42 15 22 18 23 New HR New HR New HR New HRDOC DOC DOC DOCWELL WELL WELL WELLVTR VTR VTR VTRPEAK PEAK PEAK PEAK 28 12 18 13 8 Premier MOB REIT Largest MOB Platform(1) SQUARE FEET IN MILLIONS (1) Based on mapping of individual properties. May not match company reports. On/Adjacent includes properties within 0.25 miles from a hospital campus. (2) Top 100 Health Systems ranked by net patient revenue from Modern Healthcare’s financial database. (3) Represents density within a 10-mile radius and projected five year population growth. Source: HR and HTA Management Note: Portfolio statistics represent MOB portfolio only. 8 19 10 13 30 20 Scale with Top(2) Health Systems(2) SQUARE FEET IN MILLIONS The preeminent MOB platform with national scale in dense, high growth markets and aligned with leading health systems TOTAL SF TOP 100 TOP 25 ON/ADJ SF 7 7 5 12

Sum of the Parts = Scale

Largest, high quality MOB portfolio positioned for future growth opportunities

		HR	+ HTA	= NEW HR
SECTOR LEADING PURE PLAY MOB REIT	Equity Value[1]	$4.6	$8.2	$11.6
	Enterprise Value[1]	$6.4	$11.2	$17.6
	Square Feet (MOB)	17.1	24.6	41.7
	# of MOB Properties	251	451	702
ENHANCED GROWTH AND SAFETY	Occupancy	87.7%	87.5%	87.6%
	Wtd. Avg. Lease Term Remaining (WALTR)	3.9	5.3	4.7
	% On/Adjacent to Campus	85%	55%	68%
	% Multi-tenant	95%	73%	82%
	% IG Rated Tenants	46%	49%	48%
	Top 10 Tenant Concentration (SF)	28%	26%	23%
KEY FUTURE GROWTH DRIVERS	Development Pipeline	$1.5	$0.6	$2.2
	Top 100 Health System Relationships	34	46	57
	# of Hospital Campuses	105	137	231
	# of Clusters[2]	61	88	147
	G&A as % of EV[3]	51-55 bps	45-49 bps	28-32 bps

[1] HTA shown at offer, HR based on share price at close of market on February 24, 2022. Pro forma equity value net of $1.1B special cash dividend. Enterprise value presented prior to JV/asset sales. Excludes transaction costs.

[2] A cluster is defined as any set of two or more MOBs that are within two miles of each other.

[3] Based on HR and HTA share price at close of market on February 24, 2022. Pro forma equity value net of $1.1B special cash dividend. Enterprise value presented prior to JV/asset sales. Excludes transaction costs.

Note: Dollars in billions. Square feet in millions. Operational metrics as of December 31, 2021 unless otherwise noted.

8

9 INDICATIVE MOB PORTFOLIO CHARACTERISTICS NEW HR(1) ASSET SALES JOINT VENTURE Square Feet 41.7M 2.5M 1.0M % Off-Campus 32.7% 52.5% 33.4% % Single-Tenant 18.0% 48.1% 38.9% WALTR(2) 4.7 years 6.0 years 6.4 years 10-Mile Population Growth 5.0% 4.3% 4.7% Average Rent Growth(3) 2.7% 2.5% 2.8% Key Markets Rome (GA) New York Chicago Dallas Boston Los Angeles Miami Atlanta Portfolio Alignment HR expects to complete assets sales and joint ventures where it can realize the most value from its cluster strategy in target markets and also position New HR for optimal growth. (1) New HR reflects combined portfolios prior to asset sale and joint venture (2) WALTR = weighted average lease term remaining (3) Reflects average in-place contractual increases

10 Portfolio focused in high density markets, with 75% of portfolio NOI located in coastal and sunbelt markets Leading National Portfolio HTA HR >1,000,000 SF Pro Forma Sunbelt Density Coastal Density Coastal Density Markets Share of NOI (1) Coastal 26% Sunbelt 49% Other Top 100 MSAs(2) 21% TOTAL 96% (1) FY 2021 NOI for combined total portfolio, includes non-MOB properties. (2) Top 100 MSAs that are not part of Coastal or Sunbelt states. Source: HR and HTA Management

11 M O B S F O W N E D M O B S F O W N E D HR HTA New HR 1.5M # of Markets % of Total SF 2 21% 2 15% 9 41% 1 .0M+ # of Markets % of Total SF 4 34% 7 40% 14 58% 500K+ # of Markets % of Total SF 12 69% 18 74% 26 79% Leading Market Scale 3.9 2.4 2.0 1 .9 1 .9 1 .8 1 .8 1 .5 1 .5 1 .4 1 . 1 1 . 1 1 .0 1 .0 Dal las Houston Atlanta Southern California DenverIndianapolis Charlotte Seattle Phoenix Miami Pittsburgh Nashvi l le Tampa Raleigh 1 .6 Source: HR and HTA Management Note: Public MOB ownership as of December 31, 2021 based on mapping of individual properties. May not match other company reports. 9.5% 5.8% 4.9% 4.5% 4.5% 4.3% 4.3% 3.7% 3.6% 3.4% 2.6% 2.6% 2.5% 2.4% % of Total MOB SF M ill io ns o f S F M ill io ns o f S F Largest publicly traded MOB owner in 12 of 14 markets with 1M+ SF owned and, on average, over 50% bigger than next largest competitor Next Largest Publ ic MOB Owner New HR 3.1 2.4 1 .0 1 .5 1 .3 1 . 1 1 . 1 0 .7 1 .0 1 .0 0.2 0.5 0. 1

12 Accelerated Growth 0% 1% 2% 3% 4% 5% 6% 7% 8% 2019 4.4% 2020 4.4% 2021 4.7% 4.5% HR H ISTOR ICAL AVERAGE A N N U A L F A D P E R S H A R E G R O W T H The strategic combination is expected to accelerate annual FAD per share growth by 100-200 basis points to 5-7%. OCCUPANCY GAINS +100bps • HR – 87.8% • HTA – 83.5% MULTI TENANT OCCUPANCY (1) RENT GROWTH +20bps • HR – 2.9% • HTA – 2.5% RENT GROWTH (2) RE/DEVELOPEMNT +30bps • HR – $33M • HTA – $63M RE/DEVELOPMENT SPEND (3) DIRECT SOURCING +30bps • HR – $756M • HTA – $385M ACQUISIT IONS (3) • +50bps of occupancy = +100bps of FAD/share growth INCREMENTAL UPSIDE • +10bps of rent growth = • +20bps of FAD/share growth • +$100M of dvlpt. = +30bps of FAD/share growth • +10bps of spread = +30bps of FAD/share growth (1) HR as of 3/31/2022, HTA as of 12/31/2021 (2) Rent growth is contractual rent escalators. (3) Reflects full year 2021 volume and spend. INTERNAL DRIVERS EXTERNAL DRIVERS

13 # MARKETS / CLUSTERS / BUILDINGS BUILDINGS / CLUSTERS PER MARKET CLUSTERED % AND SIZE CASH LEASING SPREADS (1) ANNUAL RENT BUMPS (1) OCCUPANCY (2) 5 markets(3) 24 clusters 96 buildings 19.2 buildings 4.8 clusters 13 markets(4) 8 clusters 34 buildings 2.6 buildings 0.6 clusters Internal Growth Drivers Key operating metrics improve as HR reaches critical scale in attractive markets and operates more properties in clusters. (1) Reflects 3-year average (2) Includes only HR properties; excludes single-tenant, re/development, and value-add acquisitions (3) 5 markets include Dallas, Seattle, Denver, Los Angeles, and Nashville (4) 13 markets include Des Moines, Miami, Baltimore, South Bend, Detroit, Oklahoma City, Phoenix, Columbus, Birmingham, Raleigh, Tampa, Yakima, and Orlando 86 % clustered 3.5 buildings, a vg 3.08% +227 bps 5.35% 2.85% +12 bps 2.96% 87.7% 89.4% +170 bps 2.4 buildings, a vg 56 % clustered 0 - 250K SF owned in market 1M+ SF owned in market

External Growth Drivers

By clustering properties around hospital campuses, HR solves health system needs and accelerates per share growth.

HEALTH SYSTEM NEEDS

- Expand care footprint
- Patient experience
- Physician recruitment / retention
- Service line growth

HR SOLUTION & VALUE

- Re/Development
- Relocation / expansion
- Price point and product diversity
- On-site management

SHAREHOLDER BENEFIT

Occupancy gains
+ Rent growth
+ Re/Development
+ Direct sourcing

= Accelerated growth

New HR will have a long runway of investment opportunity to increase the number and size of hospital-centric clusters.

# OF NEW HOSPITAL-CENTRIC CLUSTERS		
Non-clustered, on / adj properties[1]		110
Current average cluster size	3.4	
Non-clustered properties	- 1.0	
Increase to average cluster size		x 2.4
Investment per additional building[2]		x $26M
Incremental investment		**$7B**

SIZE OF HOSPITAL-CENTRIC CLUSTERS	
Future clusters	110
Existing clusters	+ 108
Total opportunity	218
Additional buildings / cluster	x 1
Investment per additional building[2]	x $26M
Incremental investment	**$6B**

[1] Includes 38 buildings for HR and 72 buildings for HTA

[2] Based on estimated value of $400 per square foot and an average building size of 65,000 square feet

Note: Hospital-centric cluster definded as 2 or more buildings located within 2 miles of one another, at least one of which is on/adj to a hospital campus.

14

15 Expanded Relationships Source: HR and HTA Management HTAHR 34 + Top 100 Health Systems 46 Wider breadth of relationships with leading health systems drives future growth opportunities Select Top 100 Health Systems Largest # of Top 100 Health System relationships Largest health system < 7% of NOI 57 New HR

16 Source: HR and HTA Management Note: Ranked based on 2019-2021 acquisition volumes and HTA acquisition in square feet by market. In the past three years, HR has acquired an annual average of 1.5M SF across 18 markets. The HTA portfolio in these 18 markets is the equivalent of 7 years of work. Targeted Growth HR 2019-2021 Acq. HTA Portfolio Square Feet in Thousands 263 1 ,954 1 ,783 1 16 923 718 882 708 343 143 101 63 1 ,335 885 1,208 377 574 409 266 122 Dal las Houston Southern Cal ifornia Denver Atlanta Indianapol is Raleigh Columbus Austin Nashvi l le

17 Source: HR and HTA Management Note: Ranked based on HR + HTA development pipeline size. HR HTA New HR Seattle $467 $0 $467 Houston 28 279 307 Denver 206 21 227 Dallas 89 107 196 Raleigh 101 89 190 Other 653 139 792 Total $1,544 $634 $2,179 Potential Annual Starts $250-350 Value creation and future growth from combined $2B+ development pipeline at spreads of 100-200 basis points above acquisition yields Embedded Development Pipeline HR New HR Development HTA Development Pipeline By Market $ in mill ions

Nashville, Tennessee Under construction Atlanta, Georgia Future development Orlando, Florida Future development Raleigh, North Carolina Under construction Houston, Texas Under construction

19 Net Investment Activity BASELINE ACQUISITIONS Expanded Investment Activity 2018 2019 2020 2021 2022E Future Run-Rate $2,000 1 ,500 1 ,000 500 0 500 Annual investment volume expected to double over time from nearly twice as many health system relationships, hospital campuses, markets, and clusters. BASELINE DEVELOPMENTS EXPANDED DEVELOPMENT PIPELINE ACQUISITIONS IN NEW MARKETS AND EXPANDED RELATIONSHIPS DISPOSITIONS ~$1.5B $ in Millions

Scaled Platform

- Scaled platform results in elimination of $33-36 million of annual G&A costs and multiple revenue enhancing opportunities
- Expect to achieve 100% of G&A savings within 12 months

Potential Incremental Future Revenue and Expense Benefits



Enhanced Leasing Opportunities
Leverage Property Operating Costs
Greater Corporate Purchasing Power
Improved Cost of Capital

G&A/EV for Healthcare REITs[1]



62 bps
53
47
42
39
~30
24
DOC
HR
HTA(2)
PEAK
VTR
New HR(3)
WELL

(1) Based on LTM G&A; enterprise value based on share price at close of market February 24, 2022.
(2) As adjusted for one time expenses and other normalizing items.
(3) Expected combined G&A, pro forma with synergies fully captured.
Source: Company Reports

20

21 Strong financial profile, conservative leverage, and well-laddered debt maturities drive opportunity for improved cost of capital Flexible Balance Sheet(1) $1,200M 1 ,000 800 600 400 200 0 Senior Notes Term Notes Mortgage Notes 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 Pro Forma Debt Maturity Schedule (1) Pro forma for combined company capitalization, based on share price at close of market February 24, 2022. (2) HTA EBITDA adjusted for ~$3.3 million normalizing adjustments related to one off charges. New HR EBITDA adjusted for G&A savings. (3) Assumes joint venture(s) at 80/20 (partner/HR) equity ownership split, using 50% leverage. Note: Term loan maturities reflect recently recast credit facilities and all extension options being exercised. Pro Forma Capitalization(1) 30% Debt 70% Equity Leverage HR HTA New HR after(2) JV/Sales(3) Net Debt to Adjusted EBITDA(2) 5.4x 6.0x 6.0-6.5x Total Debt as % of TEV(1) 28.4% 30.7% <30.0%

22 Leadership Experience and Depth HR leadership team has an average HR tenure of 15.1 years. In the last five years, this team has completed $2.3 billion of investments and has executed 3,025 leases totaling 11.7 million square feet. Finance, Accounting, Human Resources, and Legal 194 Senior VPs 6 VPs 2 Associate VPs 16 years, avg years, avg 18 years, avg Operations 20First VP 2 VPs 3 Associate VPs 21 years, avg 13 years, avg years Leasing 23Senior VP First VP 8 Directors 8 years, avg years 24 years Executives 21 19 18 20 21 President & CEO CFO EVP, Investments EVP, General Counsel EVP, Operations years years years years years Acquisitions 16Senior VP First VP 14 years 4 years, avg2 AVPs years Development 12Senior VP 3 VPs Associate VP years 14 years, avg 14 years

23 Valuation Potential Based on historical valuation ranges, New HR has the potential to reach attractive price levels before realizing the full growth potential of the combination with HTA. 15x 20x 25x 30x Source: S&P Capital IQ NTM: Next twelve months (1) AFFO of $1.485 per share based on expected 2023 FAD per share for New HR HTA 19.4x 19.9x 20.4x 18.3x DOC 17.7x 17.5x 18.4x 16.3x PEAK 17.2x 19.8x 21.0x 15.2x VTR 17.0x 22.7x 19.1x 15.5x WELL 18.2x 27.0x 21.7x 16.8x Percentile NTM AFFO Multiple HR Price at AFFO of $1.485/share(1) 75th 23.3 $34.60 50th 21.9 $32.52 25th 20.1 $29.85 HR 21.9x 20.0x 75th 25th 50th Today 23.3x 20.1x Historical range since 12/31/13

Key Takeaways

Shareholders in New HR will realize value through a lower risk profile, increased diversification, and accelerated growth.

Preeminent, Scaled MOB Platform

- 727 properties, 44 million SF
- ~2X size of next largest MOB portfolio
- ~60% of SF in 14 markets with 1M+ SF owned

Expanded Relationships, Development Pipeline

- Relationships with 57 of the Top 100 Health Systems with properties owned on 231 hospital campuses
- Embedded development pipeline of $2 billion+
- Annual development pace of $250 - $350M

Savings and Accelerated Growth

- Accretive to 2023 FAD per share with full realization of G&A savings
- Operational upside from near-term occupancy gains and higher rent growth
- 5-7% FAD per share growth profile

Proven Leadership Team with Depth

- Executive team with an average HR tenure of 20 years
- Leasing team with an average HR tenure of 11 years
- Operations team with an average HR tenure of 17 years
- Investments team with an average HR tenure of 12 years

24

Denver, Colorado Seattle, Washington Chicago, Illinois Houston, Texas Charlotte, North Carolina

26 Appendix

27 HR MOB & Future Development Cluster Formation - Atlanta H HTA PropertyHealthcare Realty Property Acquired three on campus MOBs from developer • 244,591 SF • $94.3M 2017 2020 Acquired two MOBs adjacent to campus from two different owners • 112,769 SF • $34.2M 2020 In coordination with Wellstar Kennestone, acquired a 2.5 acre land parcel for future development • $2.6M INVESTMENT PROGRESSION TODAY Current cluster size • 357,360 SF • $131.1M Embedded development potential • 184,000 SF • $80.2M FUTURE Wellstar Kennestone Hospital

28 Cluster Formation - Denver Centura St. Anthony Campus HR MOB & Future DevelopmentHealthcare Realty Property H St. Anthony Hospital HR MOB & Future DevelopmentHealthcare Realty Property Developed two on campus MOBs • 186,672 SF • $50.3M 2012 2015 Acquired one MOB adjacent to campus • 47,508 SF • $9.8M 2017 Developed 3rd on campus MOB • 99,957 SF • $35.0M 2018 Acquired three buildings on 15 acres of land for future development • 204,945 SF • $32.7M INVESTMENT PROGRESSION TODAY Current cluster size • 539,082 SF • $127.8M Embedded development potential • 580,000 SF • $298.5M FUTURE

29 Cluster Formation - Seattle H HR MOB & Future DevelopmentHealthcare Realty Property Acquired two on campus MOBs, including one for redevelopment • 134,099 SF • $77.9M 2016 2017 Acquired one adjacent MOB on 4 acres of land • 32,828 SF • $9.7M 2020 Developed one MOB on campus • 151,031 SF • $52.5M 2022 Acquired one MOB adjacent to campus • 13,298 SF • $8.4M INVESTMENT PROGRESSION TODAY Current cluster size • 331,256 SF • $148.4M Embedded development potential • 125,000 SF • $87.5M FUTURE

30 N H H H H H H H H H H Edmonds Northgate Seattle Bellevue Kirkland Issaquah RentonBurien Tacoma 4 properties $50.2M investment 171k square feet 4 properties $124.6M investment 256k square feet 2 properties $65.2M investment 135k square feet 1 property $23.6M investment 36k square feet 3 properties $117.9M investment 231k square feet 1 property $25.2M investment 44k square feet 3 properties $44.2M investment 116k square feet (1) Excluding one recently developed property 5 properties $144.2M investment 331k square feet 5 properties $77.0M investment 239k square feet 2019-2021 Average 3.7% cash leasing spreads 2.9% contractual bumps 3.3% TTM same store NOI 94.3% occupancy(1) PERFORMANCE STATS Market Clustering Strategy - Seattle 62% on campus* 25% adjacent 5% anchored 8% off Completed developments* BUILDING STATS INVESTMENT PROGRESSION 2008 2012 2016 2020 2022 # of Buildings 2 6 15 27 28 Square Feet 141.0K 379.3K 957.7K 1,545.5K 1,558.8K Acquisition $39.0M $52.6M $326.8M $518.5M $526.9M Development $0 $97.3M $97.3M $149.8M $149.8M # of Clusters 1 6 7 7 Average # of Buildings per Cluster 2.0 2.5 3.6 3.7 Healthcare Realty's Seattle portfolio of hospital-centric clusters represents the company's model for growth.

Health Systems - Top Markets

TOP 20 MARKETS	New HR SQUARE FEET	New HR % OF MOB PORTFOLIO
Dallas, TX	3,945	9.5%
Houston, TX	2,433	5.8%
Atlanta, GA	2,027	4.9%
Los Angeles, CA	1,887	4.5%
Indianapolis, IN	1,861	4.5%
Charlotte, NC	1,788	4.3%
Denver, CO	1,781	4.3%
Seattle, WA	1,546	3.7%
Phoenix, AZ	1,493	3.6%
Miami, FL	1,410	3.4%
Pittsburgh, PA	1,094	2.6%
Nashville, TN	1,074	2.6%
Tampa, FL	1,048	2.5%
Raleigh, NC	1,006	2.4%
Boston, MA	965	2.3%
Austin, TX	846	2.0%
Albany, NY	833	2.0%
Memphis, TN	802	1.9%
San Antonio, TX	796	1.9%
Columbus, OH	748	1.8%
TOP 20 TOTAL	29,381	70.4%

TOP 20 HEALTH SYSTEMS	New HR ASSOCIATED SQUARE FEET	New HR % OF MOB PORTFOLIO
HCA (TN)	3,241	7.8%
Baylor Scott & White Health (TX)	3,152	7.6%
Tenet Healthcare Corporation (TX)	2,539	6.1%
CommonSpirit (IL)	2,539	6.1%
Ascension Health (MO)	2,216	5.3%
Indiana University Health (IN)	1,090	2.6%
Community Health Systems (TN)	1,022	2.5%
Atrium Health (NC)[1]	791	1.9%
Banner Health (AZ)	761	1.8%
Trinity Health (MI)[2]	721	1.7%
Providence St. Joseph Health (WA)	682	1.6%
UPMC (PA)	674	1.6%
AdventHealth[3] (FL)	573	1.4%
Steward/IASIS Healthcare Corp. (MA)	524	1.3%
University of Colorado Health (CO)	448	1.1%
Novant Health (NC)	433	1.0%
Memorial Hermann Healthcare System (TX)	416	1.0%
Bon Secours Mercy Health (OH)	406	1.0%
Yale New Haven Health System (CT)	390	0.9%
New York-Presbyterian Healthcare System, Inc. (NY)	382	0.9%
TOP 20 TOTAL	23,002	55.1%

[1] Formerly Carolinas Heathcare System
[2] CHE Trinity
[3] Formerly Adventist Health System

31

This communication contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. Healthcare Realty Trust Incorporated (“HR”) and Healthcare Trust of America, Inc. (“HTA”) intend such forward-looking state- ments to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with the safe harbor provisions. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may,” “projects,” “could,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Forward-looking statements regarding HR and HTA, include, but are not limited to, statements related to the proposed transaction, including the anticipated timing, benefits, financial, and operational impact thereof; HTA’s expected financing for the proposed transaction; other statements of management’s belief, intentions, or goals; and other statements that are not historical facts. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve signifi- cant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: HR’s and HTA’s ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary shareholder approvals and satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of HTA and HR management from ongoing business operations; failure to realize the expected benefits of the acquisition; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; the risk that HR’s and HTA’s respective businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the ability to obtain the expected financing to consummate the acquisition; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the acquisition; effects relating to the announcement of the acquisition or any further announcements or the consum- mation of the proposed transaction on the market price of HR’s or HTA’s common stock; the possibility that, if the combined company does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of the combined company’s common stock could decline; general adverse economic and local real estate conditions; the inability of significant tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; increases in interest rates; increases in operating expenses and real estate taxes; changes in the dividend policy for the combined company’s common stock or its ability to pay dividends; impairment charges; pandemics or other health crises, such as COVID-19; and other risks and uncertainties affecting HR and HTA, including those described from time to time under the caption “Risk Factors” and elsewhere in HR’s and HTA’s Securi- ties and Exchange Commission (“SEC”) filings and reports, including HR’s Annual Report on Form 10-K for the year ended December 31, 2021, HTA’s Annual Report on Form 10-K and Form 10-K/A for the year ended December 31, 2021, and future filings and reports by either company. Moreover, other risks and uncertainties of which HR or HTA are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by HR or HTA on their respective websites or otherwise. Neither HR nor HTA undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made. Important Additional Information and Where to Find It This communication relates to the proposed transaction pursuant to the terms of the merger agreement. In connection with the proposed transaction, HTA filed with the SEC on May 2, 2022 a registration statement on Form S-4 that included a joint perliminary proxy statement of HR and HTA and that will also constitute a prospec- tus of HTA. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATE- MENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSEDOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH

Information as of December 31, 2021 unless otherwise disclosed THE SEC IN CONNECTION WITH THE PROPOSEDTRANSACTION, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HR, HTA AND THE PROPOSED TRANSACTION. Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from HR at its website, www.healthcarerealty.com, or from HTA at its website, www. htareit.com. Documents filed with the SEC by HR will be available free of charge by accessing HR’s website at www.healthcarerealty. com under the heading Investor Relations or, alternatively, by directing a request to HR at communications@healthcarerealty.com or 3310 West End Avenue, Suite 700, Nashville, Tennessee 37203, telephone: (615) 269-8175, and documents filed with the SEC by HTA will be available free of charge by accessing HTA’s’ website at www. htareit.com under the heading Investor Relations or, alternatively, by directing a request to HTA at info@htareit.com or 16435 North Scottsdale Road, Suite 320, Scottsdale, Arizona 85254, telephone (480) 998-3478. Participants in the Solicitation HR and HTA and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the common shareholders of HR and HTA in respect of the proposed transaction under the rules of the SEC. Information about HR’s directors and executive officers is available in HR’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on February 22, 2022 and definitive proxy statement dated March 25, 2022 for its 2022 Annual Meeting of Shareholders. Information about HTA’s directors and executive officers is available in HTA’s Form 10-K/A filed with the SEC on April 12, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from HR or HTA using the sources indicated above. No Offer or Solicitation This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.